                                                                      EXHIBIT 23









                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
ESCO Electronics Corporation:

We consent to the use of our reports incorporated herein by reference.

                                                            /s/ KPMG LLP



St. Louis, Missouri
February 3, 2000